Subsequent events	12 Months Ended
Oct. 31, 2022
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Subsequent events

Note 33 Subsequent events
Acquisition
On November 29, 2022, we entered into an agreement to acquire 100% of the common shares of HSBC Bank Canada (HSBC Canada) for an all-cash purchase price of $13.5 billion. In addition, we will purchase all of the existing preferred shares and subordinated debt of HSBC Canada held directly or indirectly by HSBC Holdings plc at par value ($2.1 billion as of September 30, 2022). HSBC Canada is a premier Canadian personal and commercial bank focused on globally connected clients.
The transaction is expected to close by late 2023 and is subject to the satisfaction of customary closing conditions, including regulatory approvals. The results of the acquired business will be consolidated from the date of close.